Pioneer Dynamic Credit Fund

Supplement dated July 2, 2020

to Summary Prospectus, Prospectus and Statement of Additional Information

Dated August 1, 2019

The Board of Trustees of Pioneer Dynamic Credit Fund has approved the reorganization of the fund with Pioneer Corporate High Yield Fund (the “Reorganization”). Each fund is managed by Amundi Pioneer Asset Management, Inc. (“Amundi Pioneer”). The Reorganization, which does not require shareholder approval, is subject to the satisfaction of certain conditions. The Reorganization is expected to occur on or about September 25, 2020, but may occur on such later date as the parties may agree (the “Closing Date”).

In connection with the Reorganization, the Board of Trustees of Pioneer Dynamic Credit Fund has approved changes to the fund’s investment objectives, principal investment strategies and name. The Board has also approved lowering the fund’s management rate. These changes will take effect upon the consummation of the Reorganization. Following is a description of these changes, and certain other aspects of the Reorganization:

•	Pioneer Corporate High Yield Fund will reorganize with Pioneer Dynamic Credit Fund, resulting in the combined fund. The combined fund will be named “Pioneer Corporate High Yield Fund.”
•

The combined fund will have the same investment objectives as Pioneer Corporate High Yield Fund. Pioneer Corporate High Yield and Pioneer Dynamic Credit Fund have similar investment objectives. Pioneer Corporate High Yield’s investment objectives are to seek a high level of current income and long-term capital appreciation. Pioneer Dynamic Credit Fund’s investment objectives are to seek a high level of current income; capital appreciation is a secondary objective.

•

The combined fund will have the same investment strategies and investment policies as Pioneer Corporate High Yield Fund. Both Pioneer Corporate High Yield and Pioneer Dynamic Credit Fund normally invest primarily in high yield securities and corporate debt, but there are significant differences in the funds’ investment strategies. Pioneer Corporate High Yield Fund normally invests at least 80% of its net assets in below investment grade (high yield) debt of corporate issuers. Pioneer Dynamic Credit Fund normally invests at least 80% of its net assets in debt securities, but has the flexibility to invest in a broad range of issuers and segments of the debt securities markets, and also may use derivatives in seeking to limit downside risk. Accordingly, the combined fund may invest to a greater extent in high yield debt securities than Pioneer Dynamic Credit Fund. High yield debt securities are commonly referred to as “junk bonds” and are considered speculative. High yield debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. High yield debt securities also may be more difficult to value.

•

The management fee rate payable by the combined fund will be the same as the management fee rate payable by Pioneer Corporate High Yield Fund (an annual rate equal to 0.50% of the fund’s average daily net assets up to $1 billion, 0.45% of the fund’s average daily net assets over $1 billion), and lower than the management fee rate payable by Pioneer Dynamic Credit Fund (0.70% of the fund’s average daily net assets up to $1 billion and 0.65% of the fund’s average daily net assets over $1 billion).

•

The pro forma expense ratio of each class of shares of the combined fund, before and after taking into account applicable contractual fee waiver and expense reimbursement arrangements, is anticipated to be lower than the expense ratio of the corresponding class of shares of Pioneer Dynamic Credit Fund for the current fiscal year.

•	The historical performance of Pioneer Corporate High Yield Fund is expected to continue as the combined fund’s historical performance.
•	Pioneer Corporate High Yield Fund’s investment team will manage the combined fund.
•

The Reorganization is generally not expected to result in income, gain or loss being recognized for federal income tax purposes by either fund or its shareholders as a direct result of the Reorganization.

•	Each fund will bear 25% of the expenses incurred in connection with the Reorganization. Amundi Pioneer will bear the remaining 50% of the reorganization costs.
•

It is currently anticipated that approximately 43% of Pioneer Dynamic Credit Fund’s assets will be sold in connection with the Reorganization. The disposition of securities in connection with the Reorganization is expected to result in transaction costs to Pioneer Dynamic Credit Fund of approximately $57,292, and capital gains to Pioneer Dynamic Credit Fund of $4,126,053 ($0.208 per share). It is expected that such capital gains will be offset by available tax capital loss carryforwards, and, accordingly, that no material distribution to shareholders is anticipated to result from the disposition of securities.

If you determine that you do not wish to become a shareholder of the combined fund, you may (a) redeem your shares of Pioneer Dynamic Credit Fund prior to the closing date of the Reorganization or (b) exchange your shares of Pioneer Dynamic Credit Fund prior to the closing date for shares of another Pioneer fund by contacting Amundi Pioneer or your investment professional or financial intermediary. Any contingent deferred sales charge that applies to your Class A or Class C shares will be waived in connection with a redemption of your shares of Pioneer Dynamic Credit Fund prior to the closing date. Please note that a redemption or an exchange of shares of Pioneer Dynamic Credit Fund will be a taxable event and you may recognize a gain or loss for federal income tax purposes in connection with that transaction.

The following information is intended to provide information to help you understand the impact of the Reorganization. For complete information, you should refer to each fund’s summary prospectus, prospectus and statement of additional information, which are available free upon request at us.amundipioneer.com or by calling 1-800-225-6292. Updated performance information for each fund also is available at www.pioneerinvestments.com.

Investment Objectives and Principal Strategies

The table below provides a summary comparison of Pioneer Dynamic Credit Fund’s current investment objectives and principal investment strategies to those of the combined fund following the consummation of the Reorganization. The combined fund will have substantially the same investment risks as those currently described in Pioneer Dynamic Credit Fund’s prospectus.

	Pioneer Dynamic Credit Fund	Combined Fund (to be named Pioneer Corporate High Yield Fund)
Investment Objectives	A high level of current income. Capital appreciation is a secondary objective.	A high level of current income and long-term capital appreciation.

	Pioneer Dynamic Credit Fund	Combined Fund (to be named Pioneer Corporate High Yield Fund)
Principal Investment Strategies

The fund selects investments from a broad spectrum of debt securities. The fund is managed using a benchmark unconstrained approach, which means that it is not managed relative to an index. Accordingly, the fund does not seek to generate returns consistent with broader financial market movements, instead seeking to generate positive total returns over the course of different market environments. Total return is a combination of current income and capital appreciation. The fund also may use derivatives for a variety of hedging and non-hedging purposes.

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. For purposes of satisfying the 80% requirement, the fund may invest in derivative instruments that provide exposure to such debt securities or have similar economic characteristics. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. The adviser allocates the fund’s debt securities among different instruments and segments of the debt markets, based on its outlook for economic, interest rate and political trends. Debt securities may include instruments and obligations of U.S. and non-U.S. corporate and other non-governmental entities, those of U.S. and non-U.S. governmental entities, mortgage-related or mortgage-backed securities (including “sub-prime” mortgages), asset-backed securities, floating rate loans, convertible securities, preferred securities, Treasury Inflation Protected Securities (“TIPS”) and other inflation-linked debt securities, subordinated debt securities, event-linked bonds and other insurance-linked securities structured as debt securities, municipal bonds and funds that invest primarily in debt securities. The fund may invest without limit in debt securities of any credit quality, including those rated below investment grade (known as “junk bonds”) or, if unrated, of equivalent credit quality as determined by the fund’s investment adviser.

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in below investment grade (high yield) debt of corporate issuers. Derivative instruments that provide exposure to such high yield debt of corporate issuers or have similar economic characteristics may be used to satisfy the fund’s 80% policy. Debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative. The fund may invest in securities of any rating, including securities where the issuer is in default or bankruptcy at the time of purchase.

The fund’s investment in below investment grade debt of corporate issuers may include below investment grade convertible bonds and floating rate loans. The fund’s investments in floating rate loans typically hold a senior position in the borrower’s capital structure, but may also include unsecured or subordinated loans.

The fund invests in securities of any maturity and duration. The fund’s investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund’s investments may include instruments that allow for balloon payments or negative amortization payments.

The fund may invest in debt securities and other obligations of U.S. and non-U.S. governmental entities, including municipal issuers, as well as corporate and other non-governmental entities.

The fund may invest in mortgage-related securities, including “sub-prime” mortgages, and asset-backed securities subject to the fund’s policy to invest at least 80% of its net assets in high yield debt of corporate issuers.

Pioneer Dynamic Credit Fund	Combined Fund (to be named Pioneer Corporate High Yield Fund)

The fund’s investments in debt securities rated below investment grade may include securities that are in default. The fund may invest in securities of issuers located in emerging markets.

The fund invests in securities with a broad range of maturities and maintains an average portfolio maturity that varies based upon the judgment of the adviser. The fund’s investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund’s investments may include instruments that allow for balloon payments or negative amortization payments.

The fund’s investments in insurance-linked securities may include collateralized reinsurance, industry loss warranties and quota shares.

The fund may invest in equity securities as a consequence of holding debt of the same issuer or when the adviser believes the securities offer the potential for capital gains or other portfolio management purposes, although equity securities may not pay dividends or contribute to achieving the fund’s primary investment objective of a high level of current income.

Amundi Pioneer, the fund’s investment adviser, considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the fund’s investment objectives. In assessing the appropriate maturity, rating, sector and country weightings of the fund’s portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve and other global monetary policies and the relative value of the U.S.

The fund may invest in any category of asset-backed security. The fund also may invest in subordinated debt securities and insurance-linked securities.

The fund may, but is not required to, use derivatives. The fund may use derivatives, such as inverse floating rate obligations, credit default swaps and bond and interest rate futures, for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may hold cash or other short-term investments.

Amundi Pioneer, the fund’s investment adviser, considers both economic and issuer specific factors in selecting investments. In assessing the appropriate maturity, credit quality and sector weightings of the portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. The adviser selects individual securities to buy and sell based upon such factors as a security’s yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification. The adviser also employs fundamental research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. The

Pioneer Dynamic Credit Fund	Combined Fund (to be named Pioneer Corporate High Yield Fund)

dollar compared to other currencies. Once the adviser determines the preferable portfolio characteristics, the adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issuers), liquidity and rating, country, sector and issuer diversification. The adviser also employs fundamental quantitative and qualitative research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management capabilities. In selecting among market segments and instruments, the adviser considers the relative value of particular investments. The adviser may sell a portfolio security when it believes the security no longer will contribute to meeting the fund’s investment objectives. The adviser makes that determination based on the same criteria it uses to select portfolio securities. In making these portfolio decisions, the adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.

In addition to seeking to manage portfolio risk through conventional means, including through in-depth credit analysis and diversification, the adviser employs derivative strategies designed to limit the effects of severe market events. Derivatives in which the fund may invest for this purpose include credit default swaps, futures and options, and swaps.

The fund also may use derivatives for a variety of other purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may establish, through derivatives, net short positions for individual sectors, markets, adviser adjusts sector weightings to reflect its outlook of the market for high yield securities rather than using a fixed sector allocation.

Pioneer Dynamic Credit Fund	Combined Fund (to be named Pioneer Corporate High Yield Fund)

currencies or securities, or as a means of adjusting the fund’s portfolio duration or other portfolio characteristics. The fund may invest without limit in derivative instruments. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term investments.

Management Fees

The combined fund will pay Amundi Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Amundi Pioneer’s annual fee is equal to 0.50% of the fund’s average daily net assets up to $1 billion and 0.45% of the fund’s average daily net assets over $1 billion. The fee is accrued daily and paid monthly.

Pioneer Dynamic Credit Fund currently pays Amundi Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Amundi Pioneer’s annual fee is equal to 0.70% of the fund’s average daily net assets up to $1 billion and 0.65% of the fund’s average daily net assets over $1 billion. The fee is accrued daily and paid monthly.

Comparison of Fees and Expenses

The following tables compare the annual fund operating expenses of Pioneer Dynamic Credit Fund and the combined fund. The expenses shown below are based on the actual expenses of Pioneer Dynamic Credit Fund for the twelve-month period ended March 31, 2020, and the estimated expenses of the combined fund on a pro forma basis assuming the Reorganization occurred on March 31, 2020. Future expenses for all share classes may be greater or less.

	Pioneer Dynamic Credit Fund (12 months ended March 31, 2020)	Combined Fund (Pro Forma 12 months ended March 31, 2020)	Pioneer Dynamic Credit Fund (12 months ended March 31, 2020)	Combined Fund (Pro Forma 12 months ended March 31, 2020)
Shareholder transaction fees (paid directly from your investment)	Class A	Class A	Class C	Class C
Maximum sales charge (load) when you buy shares as a percentage of offering price	4.50%	4.50%	None	None
Maximum deferred sales charge (load) as a percentage of offering price or the amount you receive when you sell shares, whichever is less	None[1]	None[1]	1.00%	1.00%
Redemption fee as a percentage of amount redeemed, if applicable	None	None	None	None
Annual Fund operating expenses (deducted from fund assets) as a % of average daily net assets
Management Fee	0.70%	0.50%	0.70%	0.50%

Distribution and Service (12b-1) Fee	0.25%	0.25%	1.00%	1.00%

Other Expenses	0.30%	0.27%	0.33%	0.31%

Total Annual Fund Operating Expenses	1.25%[3]	1.02%[4]	2.03%	1.81%[4]
Less: Fee Waiver and Expense Limitations	-0.05%[3]	-0.12%[4]	0.00%	-0.16%[4]

Net Expenses	1.20%[3]	0.90%[4]	2.03%	1.65%[4]

	Pioneer Dynamic Credit Fund (12 months ended March 31, 2020)	Combined Fund (Pro Forma 12 months ended March 31, 2020)	Pioneer Dynamic Credit Fund (12 months ended March 31, 2020)	Combined Fund (Pro Forma 12 months ended March 31, 2020)
Shareholder transaction fees (paid directly from your investment)	Class K	Class K	Class Y	Class Y
Maximum sales charge (load) when you buy shares as a percentage of offering price	None	None	None	None
Maximum deferred sales charge (load) as a percentage of offering price or the amount you receive when you sell shares, whichever is less	None	None	1.00%	1.00%
Redemption fee as a percentage of amount redeemed, if applicable	None	None	None	None
Annual Fund operating expenses (deducted from fund assets) as a % of average daily net assets
Management Fee	0.70%	0.50%	0.70%	0.50%

Distribution and Service (12b-1) Fee	0.00%	0.00%	0.00%	0.00%

Other Expenses[2]	0.19%	0.21%	0.34%	0.34%
Total Annual Fund Operating Expenses	0.89%	0.71%[4]	1.04%[3]	0.84%[4]
Less: Fee Waiver and Expense Limitations	0.00%	-0.11%[4]	-0.19%[3]	-0.24%[4]

Net Expenses	0.89%	0.60%[4]	0.85%[3]	0.60%[4]

1         Class A purchases of $500,000 or more that are not subject to an initial sales charge may be subject to a contingent deferred sales charge of 1%. See “Sales charges.”

2         Other expenses for Class K shares are based on estimated amounts for the current fiscal year.

3         Amundi Pioneer has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 1.20% and 0.85% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through August 1, 2021. There can be no assurance that the adviser will extend the expense limitations beyond such time. Net expenses for a class may exceed the applicable expense limitation to the extent that the fund incurs excluded expenses. While in effect, the arrangement may be terminated for a class only by agreement of the adviser and the Board of Trustees.

4          Following the Reorganization, Amundi Pioneer has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 0.90%, 1.65%, 0.60% and 0.60% of the average daily net assets attributable to Class A, Class C, Class K and Class Y shares, respectively. These expense limitations are in effect through January 1, 2022. There can be no assurance that the adviser will extend the expense limitations beyond such time. While in effect, the arrangement may be terminated for a class only by agreement of the adviser and the Board of Trustees.

Examples: The examples are intended to help you compare the cost of investing in each of Pioneer Dynamic Credit Fund and the combined fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each fund for the time periods shown, and then, except as indicated, redeem all of your shares at the end of those periods. The examples also assume that (a) your investment has a 5% return each year and (b) each fund’s total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Pro forma expenses are included assuming consummation of the Reorganization as of March 31, 2020. The examples are for comparison purposes only and are not a representation of any fund’s actual expenses or returns, either past or future. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares	Pioneer Dynamic Credit Fund	Combined Fund Pro Forma
Class A – assuming redemption at end of period
Year 1	$567	$538
Year 3	824	749
Year 5	1101	977
Year 10	1889	1631

Class A – assuming no redemption
Year 1	$567	$538
Year 3	824	749
Year 5	1101	977
Year 10	1889	1631

Class C – assuming redemption at end of period
Year 1	$306	$268
Year 3	637	554
Year 5	1093	965
Year 10	2358	2113

Class C – assuming no redemption
Year 1	$206	$168
Year 3	637	554
Year 5	1093	965
Year 10	2358	2113

Class K – with or without redemption at end of period
Year 1	$91	$61
Year 3	284	216
Year 5	493	384
Year 10	1096	872

Class Y – with or without redemption at end of period
Year 1	$87	$61
Year 3	312	244
Year 5	556	442
Year 10	1254	1015

Comparison of Funds’ Past Performance

It is currently anticipated that, upon consummation of the Reorganization, the historical performance of Pioneer Corporate High Yield Fund will become the combined fund’s historical performance. This means that Pioneer Dynamic Credit Fund’s historical performance, including its accounting and financial history, will no longer exist as of the close of business on the date that the Reorganization is consummated. What is the impact of this change?

•

Pioneer Dynamic Credit Fund’s inception date is May 2, 2011, and Pioneer Corporate High Yield Fund’s inception date is January 3, 2017. The combined fund will adopt the January 3, 2017 inception date of Pioneer Corporate High Yield Fund.

•

The combined fund will compare its performance to the ICE BofA ML U.S. High Yield Index. Pioneer Dynamic Credit Fund currently compares its performance to the ICE Bank of America (BofA) Merrill Lynch U.S. Dollar 3-Month LIBOR Index.

The bar charts and tables below indicate the risks and volatility of an investment in each of Pioneer Corporate High Yield Fund and Pioneer Dynamic Credit Fund by showing how the funds have performed in the past. The bar charts show changes in the performance of each fund’s Class A shares from calendar year to calendar year. The tables show average annual total returns for each class of shares of a fund over time and compare these returns to a broad-based measure of market performance that has characteristics relevant to the fund’s investment strategies. You can obtain updated performance information by visiting https://us.amundipioneer.com/products/mutual-funds/performance.html or by calling 1-800-225-6292.

A fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. The bar charts do not reflect any sales charge you may pay when you buy fund shares. If this amount was reflected, returns would be less than those shown.

Pioneer Corporate High Yield Fund’s Annual Returns — Class A Shares (%)*

(Years ended December 31)

*

During the period shown in the bar chart, Pioneer Corporate High Yield Fund’s highest quarterly return was 7.12% for the quarter ended 3/31/2019, and the lowest quarterly return was -4.25% for the quarter ended 12/31/2018.

At March 31, 2020, the year-to-date return was -15.87%.

Pioneer Dynamic Credit’s Annual Returns — Class A Shares (%)*

(Years ended December 31)

*     During the period shown in the bar chart, Pioneer Dynamic Credit Fund’s highest quarterly return was 4.54% for the quarter ended 3/31/2012, and the lowest quarterly return was -3.09% for the quarter ended 12/31/2014.

At March 31, 2020, the year-to-date return was -14.64%.

Average Annual Total Returns (%)

(for periods ended December 31, 2019)

Pioneer Corporate High Yield Fund	1 Year	Since Inception	Inception Date
Class A			1/3/17
Return Before Taxes	10.54	4.58
Return After Taxes on Distributions	8.20	2.43
Return After Taxes on Distributions and Sale of Fund Shares	6.18	2.53
Class C	14.89	5.39	1/3/17
Class Y	16.02	6.46	1/3/17
ICE BofA ML U.S. High Yield Index (reflects no deduction for fees, expenses or taxes)	14.41	6.25	1/3/17

Pioneer Dynamic Credit Fund	1 Year	5 Years	Since Inception	Inception Date
Class A				5/2/11
Return Before Taxes	4.43	3.13	3.05
Return After Taxes on Distributions	3.11	1.24	1.23
Return After Taxes on Distributions and Sale of Fund Shares	2.61	1.51	1.51
Class C	8.49	3.31	2.79	5/2/11
Class Y	9.75	4.43	3.96	5/2/11
ICE Bank of America (BofA) Merrill Lynch U.S. Dollar 3-Month LIBOR Index (reflects no deduction for fees, expenses or taxes)	2.60	1.33	0.91	5/2/11

No performance information is presented for Class K shares in the table above because Class K shares do not have annual returns for at least one calendar year. The returns for Class K shares would differ from those of other classes of shares because they have different expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A shares. After-tax returns for Class C, Class K and Class Y shares will vary.

Investment Adviser and Other Service Providers

Amundi Pioneer serves as the investment adviser and administrator of Pioneer Corporate High Yield Fund and Pioneer Dynamic Credit Fund and will serve as the investment adviser and administrator of the combined fund. Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer, serves as the principal underwriter of Pioneer Corporate High Yield Fund and Pioneer Dynamic Credit Fund and will serve as the principal underwriter of the combined fund.

Portfolio Managers

Day-to-day management of the combined fund’s portfolio will be the responsibility of Matthew Shulkin, Andrew Feltus and Kenneth Monaghan. Mr. Shulkin, Mr. Feltus and Mr. Monaghan are supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from one or more of Amundi Pioneer’s affiliates. This is the same portfolio management team that is responsible for the day-to-day management of Pioneer Corporate High Yield Fund.

Mr. Shulkin, a Vice President, joined Amundi Pioneer in 2013 as a member of the U.S. fixed income team and has twenty years of investment experience. Prior to joining Amundi Pioneer, Mr. Shulkin spent five years at Mast Capital Management as an analyst focusing on the paper and forest products, packaging and homebuilding sectors. Previously, Mr. Shulkin was a credit analyst at Tisbury Capital and a member of the high yield team at Putnam Investments. Mr. Shulkin has served as a portfolio manager of the fund since 2017.

Mr. Feltus, Managing Director and Co-Director of High Yield, joined Amundi Pioneer in 1994 and has served as a portfolio manager of the fund since 2017.

Mr. Monaghan, Managing Director and Co-Director of High Yield of Amundi Pioneer, has served as a portfolio manager of the fund since 2019. Prior to joining Amundi Smith Breeden in 2014, Mr. Monaghan was Partner and Portfolio Manager at Rogge Global Partners from 2008 to 2014, where he was responsible for U.S. High Yield and was an integral part of Rogge’s Global High Yield strategy.

Day-to-day management of Pioneer Dynamic Credit Fund’s portfolio is currently the responsibility of Michael Temple and Kevin Choy.

Fund Assets

It is anticipated that the combined fund will have assets of approximately $140,693,070. As of May 31, 2020, Pioneer Dynamic Credit Fund had assets of approximately $116,588,762 million.

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©2020 Amundi Pioneer Distributor, Inc.

Underwriter of Pioneer mutual funds

Member SIPC